        As filed with the Securities and Exchange Commission on October 17, 1997
                                                  Registration No. 333 -

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                 AMENDMENT NO. 1
                                       to
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                            ------------------------

                           FREMONT GENERAL CORPORATION
             (Exact name of Registrant as specified in its charter)



            Nevada                                       95-2815260
    ------------------------                     ------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)



                       2020 SANTA MONICA BLVD., SUITE 600
                         SANTA MONICA, CALIFORNIA 90404
   (Address, including zip code, of Registrant's principal executive offices)



                 AMENDED NON-QUALIFIED STOCK OPTION PLAN OF 1989

                            (FULL TITLE OF THE PLAN)

                            ------------------------


                                LOUIS J. RAMPINO
                      PRESIDENT AND CHIEF OPERATING OFFICER
                           FREMONT GENERAL CORPORATION
                       2020 SANTA MONICA BLVD., SUITE 600
                         SANTA MONICA, CALIFORNIA 90404
                                 (310) 315-5500
(Name, address, and telephone number, including area code, of agent for service)

                            ------------------------

                                   Copies to:

                            ELIZABETH R. FLINT, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                        PALO ALTO, CALIFORNIA 94304-1050
                                 (650) 493-9300

                            ------------------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] FORM S-8 (FILE NO. 33-94364).


================================================================================

                           FREMONT GENERAL CORPORATION

              AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-8


     This post-effective Amendment No. 1 to Registration Statement on Form S-8 is being filed pursuant to Rule 462(c) of the Securities Act of 1933, as amended, to de-register an aggregate of 76,368 shares of Common Stock, par value $1.00 per share, of Fremont General Corporation (the "Registrant") previously registered by the Registrant pursuant to a Registration Statement on Form S-8 (File No. 33-94364) filed with the Securities and Exchange Commission (the "Commission") on July 6, 1995. The Registrant hereby incorporates by reference into this Registration Statement the information contained in the Registrant's Registration Statement on Form S-8 (File No. 33-94364) filed with the Commission on or about July 6, 1995.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on this 16th day of October, 1997.

                                           FREMONT GENERAL CORPORATION


                                           By:     /s/ Louis J. Rampino
                                              ----------------------------------
                                           Name:   Louis J. Rampino
                                           Title:  President and Chief Operating
                                                   Officer





     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       Signatures                         Title                       Date
--------------------------    -----------------------------    -----------------




/s/ James A. McIntyre*         Chairman of the Board and        October 16, 1997
--------------------------     Chief Executive Officer
    James A. McIntyre          (Principal Executive Officer)


/s/ Louis J. Rampino           President, Chief Operating       October 16, 1997
--------------------------     Officer and Director
    Louis J. Rampino


/s/ Wayne R. Bailey*           Executive Vice President,        October 16, 1997
--------------------------     Treasurer, Chief Financial
    Wayne R. Bailey            Officer (Principal Financial
                               Officer) and Director


/s/ John A. Donaldson*         Senior Vice President,           October 16, 1997
--------------------------     Controller and Chief
    John A. Donaldson          Accounting Officer (Principal
                               Accounting Officer)




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


/s/ Houston I. Flournoy*       Director                         October 16, 1997
--------------------------
    Houston I. Flournoy



/s/ C. Douglas Kranwinkle*     Director                         October 16, 1997
--------------------------
    C. Douglas Kranwinkle



/s/ David W. Morrisroe*        Director                         October 16, 1997
--------------------------
    David W. Morrisroe



/s/ Dickinson C. Ross*         Director                         October 16, 1997
--------------------------
    Dickinson C. Ross





* By: /s/ Louis J. Rampino
      ---------------------
          Louis J. Rampino
          ATTORNEY-IN-FACT



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